Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

SURRENDER OF RIGHTS CONTRACT

At the city of Chihuahua, state of Chihuahua, there appear A) the mercantile society named ATOTONILCO CONSTRUCCIONES, S. A. DE C. V., who henceforth and for the purpose of this present contract will be named the “ASSIGNER”, company represented in this act by Mr. ÁLVARO GONZÁLEZ GARCÍA and, B) the mercantile society named CORPORACIÓN AMERMIN, S.A. DE C.V., who henceforth and for the purposes of this present contract will be named the “ASSIGNEE”, represented by its Sole Administrator, Mr. RAMIRO TREVIZO LEDEZMA; both stating their willingness to celebrate a SURRENDER OF RIGHTS CONTRACT, and jointly named as the “PARTIES”, in accordance with the following previous facts, declarations and clauses:

PREVIOUS FACTS

I. On the 15th December 2005 PARTIES subscribed a Promissory Sales-Purchase Contract of Assets and Mining Rights by virtue of which, among other terms and conditions, the ASSIGNER committed himself to transfer the title holding of the mining rights, object of this present contract in favor of the ASSIGNEE, and receiving in exchange the certain price and in money stated in such document (the CONTRACT). Ordinary copy of said document is annexed to this present contract as Attachment I;

II. Afterwards, on the 23rd March 2007, because it so agreed their interests, PARTIES celebrated a Modifying Agreement and Addendum to above mentioned contract described in previous numeral by virtue of which diverse terms and conditions stated in the original agreement the ADDENDUM, were modified and added. Ordinary copy of said instrument is annexed to this present contract as Attachment II, and;

III. It being that as of this date the ASSIGNEE has not complied in favor of the ASSIGNER with the partial payments agreed upon in the CONTRACT and in the ADDENDUM, that is, the amount of $650,000.00 Dollars (Six hundred fifty thousand in legal tender of the United States of America) plus the corresponding Added Value Tax (IVA), that is, the amount of $97,500.00 Dollars (Ninety seven thousand and five hundred Dollars in legal tender of the United States of America) making up a total amount of $747,500.00 Dollars (Seven hundred forty seven thousand and five hundred Dollars in legal tender of the United States of America) and that the ASSIGNER is still interested in transferring the

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

rights derived from the Titles of the Mining Concession, object of this present contract in favor of the former, PARTIES have decided to go ahead and celebrate this present judicial act.

DECLARATIONS

I. The ASSIGNER, through the offices of its legal representative and under oath of stating the truth, declares that:

a) ATOTONILCO CONSTRUCCIONES, S.A. DE C.V., is a Mexican mercantile society duly established on the 10th August 1995 in Public Writ number 8,653 presented for testimony before RODOLFO E. BAYARDO, Attorney at Law and Notary Public number 51 of the Municipality of Guadalajara, state of Jalisco, Mexico and was registered under inscription 233-234 of tome 583 of the first book of the Registry of Commerce, and added under number 12 to Appendix 2249 of the Public Registry of city of Guadalajara, state of Jalisco. Likewise, it was inscribed under number 151 of sheet 176 to 177 of volume XXXIII of the book on Mining Societies of the Public Registry of Mines. Ordinary copy of said instruments is annexed to this present contract as Attachment III;

b) Its representative enjoys the sufficient and necessary judicial capacity to celebrate this present contract and to oblige himself to the terms stipulated in same, as well as there is no judicial impairment whatsoever that limit him to undergo this present contract.

c) Its Federal Taxpayers Registry number is ACO950810D70;

d) States his address to be on Av. 16 de Septiembre number 730, suite 2200 of the city of Guadalajara, state of Jalisco, Mexico.

e) That by reason of it being convenient to his interests, it is his wish and will to celebrate this present contract in order to transfer the Title Holding of the mining concessions in conformity to the clauses contained in same.

f) To be owner of the rights conferred to him by the Title Holding of the mining concessions described following:

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

N°	Name of Lot	Title Number	File	Surface	Type of Concession	Location	Office of Mines at
I	Lluvia de Oro	192,050	321.1/4-746	5.5317 Hectares	Exploitation	Magdalena, Sonora	Hermosillo, Sonora
II	Lluvia de Oro N° 2	195,124	321.1/4-581	100 Hectares	Exploitation	Magdalena, Sonora	Hermosillo, Sonora
III	Sahuaral “A”	201,469	4/1.3/1161	479 Hectares	Exploitation	Magdalena, Sonora	Hermosillo, Sonora
IV	Sahuaral Dos	210,805	4/1.3/1301	4.4684 Hectares	Exploitation	Magdalena, Sonora	Hermosillo, Sonora

g) The mining concessions described in previous subsection f), inscribed in the Public Registry of Mines, are encumbered by two injunctions: 1. The first of them in favor of “SERVICIOS Y ASESORÍA PARA LA MINERÍA, S.A. DE C.V.”, same to an amount as principal of a debt of $1’326,098.36 Mexican Pesos (One million three hundred twenty six thousand and ninety eight 36/100 Mexican Currency), ordained by Civil Courts Judge 40th of the Federal District on Executive Mercantile Law Suit of file N° 482/2000, and 2. The second one of the mentioned injunctions derived from a Labor Suit presented by SOBEIDA DENTON RAMÍREZ AND ANOTHER before the Federal Special Board of Settlement and Arbitration N° 47 under file N° 115/2000 which to date has been resolved by the competent authority and only pending its liberation.

h) The mining concessions, matter of this present instrument are free of obligations that the Mining Law and its Ruling impose on the title holders of mining concessions, reason by which they have not incurred in situations or infractions that might cause their cancellation.

II. The ASSIGNEE declares through the offices of its legal representative and under oath of saying the truth, that:

a) It is a mercantile society established under Mexican law, in the city of Chihuahua, state of Chihuahua, on the 9th August 1995 per Writ number 9311 of volume 173, authorized on the 10th August 1995 by Notary Public N° 2 for the Morelos Judicial District of the State of Chihuahua, inscribed in the Public Registry of Commerce, per folio of the Registry Management System N° 21164*10. Ordinary copy of said instrument is annexed to this present contract as Attachment IV;

b) Its representative enjoys the sufficient and necessary judicial capacity to celebrate this present contract and to oblige himself to the terms stipulated

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

in same, and that there is no judicial impairment at all that may limit him to carry out this contract;

c) Its Federal Taxpayers Registry number is CAM-950810-K77;

i) He states his address to be Calle Ankara number 1800, Colonia Mirador, in the city of Chihuahua, state of Chihuahua, Mexico.

j) That by reason of it being convenient to his interests, it is his wish and will to celebrate this present contract in order that the Title Holding of the mining concessions be transferred to him in accordance to the clauses contained in same.

III. Both PARTIES declare through the offices of their legal representatives and under oath of stating the truth that they acknowledge each others personality and legal capacity with which they appear for this contract for all legal purposes that may take place; that it is their free will to celebrate this present instrument within the framework of the Mining Law and the Mexican Mercantile Legislation, in order to declare the conventions that each party accepts as there is no error, deceit or ill faith; that they are in agreement to ratify this present instrument before Notary Public or Public Broker and, be it the case, to raise to a Public Writ, reason by which the previous being done, they will carry out the paper work to have it inscribed in the Public Registry of Commerce and the Public Registry of Mines, and they commits themselves to comply to it in each and all of its portions.

CLAUSES

FIRST. OBJECT: By virtue of this present contract, the ASSIGNER alienates and transfers in favor of the ASSIGNEE the property and the title holdings with ownership retention of the 4 (four) mining concessions detailed in the declaration I.f) above indicated, and receiving in exchange the certain price and in money described in the clause following:

SECOND. PRICE: The price for the transfer of rights agreed on in the immediately above clause will be the amount of $4’000,000.00 Dollars (Four million Dollars 00/100 in legal tender of the United States of America), plus the corresponding Added Value Tax (IVA) $600,000.00 Dollars (Six hundred thousand Dollars 00/100 in legal tender of the United States of America), an amount total of $4’600,000.00 Dollars (Four million and six hundred thousand Dollars 00/100 in legal tender of the United States of America) (The PRICE).

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

In addition to the amount indicated, the ASSIGNEE commits himself to pay at the latest on the 16th January 2007 the amount of $35,185.00 Dollars (Thirty five thousand eight hundred and sixty two Dollars 75/100 in legal tender of the United States of America) as a bonus due to expenses incurred in by the ASSIGNER in relation to this present contract.

THIRD. PLACE, TIME AND MANNER OF PAYMENT: The PRICE will be paid by the ASSIGNEE in favor of the ASSIGNER in the following manner:

1. Within the following 3 (three) able days after the date of signature of this present contract, the amount of $650,000.00 Dollars (Six hundred fifty thousand Dollars 00/100 in legal tender of the United States of America), plus the corresponding Added Value Tax (IVA), an amount of $97,500.00 Dollars (Ninety seven thousand and five hundred Dollars 00/100 in legal tender of the United States of America) or an amount total of $747,500.00 Dollars (Seven hundred forty seven thousand and five hundred Dollars 00/100 in legal tender of the United States of America).

2. At the latest on the 15th April 2007, the amount of $300,000.00 Dollars (Three hundred thousand Dollars 00/100 in legal tender of the United States of America, plus the corresponding Added Value Tax, an amount of $45,000.00 Dollars (Forty five thousand Dollars 00/100 in legal tender of the United States of America), or an amount total of $345,000.00 Dollars (Three hundred forty five thousand Dollars 00/100 in legal tender of the United States of America).

3. At the latest on the 15th August 2007, the amount of $350,000.00 Dollars (Three hundred fifty thousand Dollars 00/100 in legal tender of the United States of America), plus the corresponding Added Value Tax, an amount of $52,500.00 Dollars (Fifty two thousand and five hundred Dollars 00/100 in legal tender of the United States of America), or an amount total of $402,500.00 Dollars (Four hundred two thousand and five hundred Dollars 00/100 in legal tender of the United States of America).

4. At the latest on the 15th December 2007, the amount of $550,000.00 Dollars (Five hundred fifty thousand Dollars 00/100 in legal tender of the United States of America, plus the corresponding Added Value Tax, an amount of $82,500.00 Dollars (Eight hundred two thousand Dollars 00/100 in legal tender of the United States of America), or an amount of $632,500.00 Dollars (Six hundred thirty two thousand and five

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

hundred Dollars 00/100 in legal tender of the United States of America).

5. At the latest on the 15th April 2008, the amount of $550,000.00 Dollars (Five hundred fifty thousand Dollars 00/100 in legal tender of the United States of America, plus the corresponding Added Value Tax, an amount of $82,500.00 Dollars (Eight hundred two thousand Dollars 00/100 in legal tender of the United States of America), or an amount of $632,500.00 Dollars (Six hundred thirty two thousand and five hundred Dollars 00/100 in legal tender of the United States of America).

6. At the latest on the 15th August 2008, the amount of $800,000.00 Dollars (Eight hundred thousand Dollars 00/100 in legal tender of the United States of America), plus the corresponding Added Value Tax, an amount of $120,000.00 Dollars (One hundred twenty thousand Dollars 00/100 in legal tender of the United States of America), or an amount of $920,000.00 Dollars (Nine hundred twenty thousand Dollars 00/100 in legal tender of the United States of America).

7. At the latest on the 15th December 2008, the amount of $800,000.00 Dollars (Eight hundred thousand Dollars 00/100 in legal tender of the United States of America), plus the corresponding Added Value Tax, an amount of $120,000.00 Dollars (One hundred twenty thousand Dollars 00/100 in legal tender of the United States of America), or an amount of $920,000.00 Dollars (Nine hundred twenty thousand Dollars 00/100 in legal tender of the United States of America).

The ASSIGNER expressly grants the ASSIGNEE a term of grace tolerating a time lapse of 30 (thirty) natural days to make good the indicated partial payments.

The amounts indicated will be paid by means of a nominal check extended by the ASSIGNEE in favor of the ASSIGNER, to be deposited into a bank account this latter indicates for such an effect, or, by means of an electronic money transfer, as well into a banking account the ASSIGNER makes known in all due opportunity.

FOURTH. OWNERSHIP RETENTION: The ASSIGNEE expressly accepts that the whole transfer of the rights, object of this present contract, will be conditioned to the full payment of the amounts described in the before mentioned Third clause.

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

Once the PRICE is covered in full, the ASSIGNER commits himself to deliver in favor of the ASSIGNEE whatever documents required from him and related to the object of this present contract, as well as to cooperate actively in the promotion and paper work of any act before the corresponding authorities, specifically, the liberation of the rights’ Title holding before the General Directory of Mines.

FIFTH. RIGHTS SUBROGATION AND OBLIGATIONS: By virtue of the surrender of rights before mentioned, without any harm upon the ownership retention agreed in the before indicated Fourth clause, the ASSIGNEE subrogates himself to each and all the obligations and rights that in the future, and starting as of the signature of this present instrument related to the concessions being transferred, including rights payments, taxes and other contributions inherent to the object of this present contract.

SIXTH. COVERING PENDING PAYMENTS: The ASSIGNER guarantees in this act payment on obligations that may derive from the burdens and ownership limitations that to this date are reported on the mining concessions, object of this contract, be it through payment of same, consignment of the debt or by any other allowed legal means, in the understanding that such obligation must be carried out at the latest on the 15th July 2007.

SEVENTH. COLABORATION: The ASSIGNEE commits himself to the ASSIGNER in the event that any authority requires from any information o clarification where his presence be needed, to assist in time and place where the ASSIGNER indicates to him.

EIGHTH. REGISTRY BEFORE THE GENERAL DIRECTORY OF MINES: In accordance to the dispositions set by Articles 19, fraction VII, 23, 46 fraction VI and 49 of the Mining Law as well by what is foreseen in Articles 83 and 93 to 97 of the Mining Law’s Ruling, this present contract must be registered before the General Directory of Mines in order that this present instrument becomes a legal act to any third party; expenses incurred in due opportunity for such a purpose will be responsibility of ASSIGNE.

NINTH. REPARATION IN CASE OF EVICTION: The ASSIGNER commits himself with the ASSIGNE to respond to reparation in case of eviction under the terms established by the Civil Code of the Federal District, regarding the surrender of the concessions, matter of this present contract.

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Surrender of Rights Contract celebrated between ATOTONILCO CONSTRUCCIONES, SA. DE C.V., and CORPORACIÓN AMERMIN, S.A. DE C.V., and date on the 2nd January 2007.

TENTH. EXPENSES AND TAXES: The ASSIGNE will be held responsible of the whole of expenses and taxes generated by reason of this present contract, inclusive of the ratification before Notary Public and inscription before the General Directory of Mines, excepting payment on income tax, same that correspond to the ASSIGNEE, be it the case.

ELEVENTH. APPLICABLE LAW: For whatever not foreseen in this instrument, PARTIES accept that they will abide by the dispositions of the Mining Law and its corresponding Ruling, as well as for is foreseen in Article 23 of the Mining Law.

TWELFTH. JURISDICTION AND COMPETENCE: The contracting parties expressly agree to submit themselves to the jurisdiction and competence of the Law Courts of Mexico City in relation to the reach, interpretation and compliance to the obligations and rights set in this contract in the event, even of a judicial controversy, and renouncing to the privilege that by reason of their addresses, location of current and future goods and by any other cause or reason might correspond to them.

This document having been read and parties being aware of its reach and content, sign it in duplicate on this day 2nd (second) of January 2007 (Two thousand and seven).

The ASSIGNER

The ASSIGNEE

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Atotonilco Construcciones

Corporación Amermin S.A.

S.A. de C.V., represented

de C.V., represented in this

in this act by:

act by:

Álvaro González García

Ramiro Trevizo Ledezma

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